UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2013

Edgen Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35513	38-3860801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18444 Highland Road

Baton Rouge, LA 70809

(225) 756-9868

(Registrant’s address of principal executive offices, including zip code and telephone number including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, pursuant to the Agreement and Plan of Merger dated October 1, 2013 (the “Merger Agreement”), by and among Edgen Group Inc., a Delaware corporation (the “Company”), Sumitomo Corporation of America, a New York corporation (“Parent”), and Lochinvar Corporation, a Delaware corporation and a subsidiary of Parent (“Merger Sub”), on November 20, 2013, Merger Sub was merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a subsidiary of Parent. Each of Parent and Merger Sub are affiliates of Sumitomo Corporation, a corporation organized under the laws of Japan (the “Guarantor”).

As of the effective time of the Merger (the “Effective Time”), each issued and outstanding share of Class A common stock, par value $0.0001 per share, of the Company (the “Common Stock”) was converted into the right to receive $12.00 in cash, without interest (the “Merger Consideration”), other than any shares of Common Stock owned by Parent or the Company or any of their wholly-owned subsidiaries and those shares of Common Stock with respect to which appraisal rights under Delaware law were properly exercised and not withdrawn (the “Dissenting Shares”). Also at the Effective Time, (i) each stock option of the Company, whether vested or unvested, that was outstanding immediately prior to the Effective Time was cancelled in exchange for a cash payment equal to the excess, if any, of the Merger Consideration over the exercise price per share under such option multiplied by the number of shares of Common Stock subject to such option; and (ii) each restricted share of Common Stock, whether vested or unvested, that was outstanding immediately prior to the Effective Time was cancelled in exchange for the Merger Consideration.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

A copy of the joint press release issued by the Company and Parent on November 20, 2013 announcing the completion of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger on November 20, 2013, the Company notified the New York Stock Exchange (the “NYSE”) of the effectiveness of the Merger and requested that the NYSE file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) with respect to delisting of the Common Stock. The Company has requested that the NYSE suspend trading of the Common Stock on the NYSE prior to the opening of trading on November 21, 2013. In addition, the Company intends to file a certification on Form 15 with the SEC with respect to the Common Stock, requesting the deregistration of the Common Stock and suspension of the Company’s reporting obligations under Sections 13(a) and 15(d) of the under the Securities Exchange Act of 1934, as amended.

Item 3.03. Material Modification to Rights of Security Holders.

The information included in Items 2.01 and 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference herein. At the Effective Time, the Company’s stockholders immediately prior to the Effective Time ceased to have any rights as stockholders in the Company (other than their right to receive the Merger Consideration or rights of Dissenting Shares, as applicable).

Item 5.01. Changes in Control of Registrant.

The information included in Items 2.01 and 5.02 of this Current Report is incorporated by reference herein. As a result of the Merger, Parent will indirectly beneficially own 100% of the Common Stock. The merger consideration paid by Parent for all equity of the Company was approximately $526 million and which consideration was funded by cash on hand. Immediately prior to the Effective Time, the majority stockholders of the Company were Edgen Murray II, L.P., a Delaware limited partnership, and Bourland & Leverich Holdings LLC, a Delaware limited liability company, two entities controlled by Jefferies Capital Partners, that jointly beneficially owned approximately 56.2% of the outstanding voting stock of the Company.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, and pursuant to the terms of the Merger Agreement, the sole director of Merger Sub immediately prior to the Effective Time became the sole director of the Company at the Effective Time and the following members of the Company’s board of directors immediately prior to the Effective Time ceased to be members of the board of directors of the Company and any board committees of which they were members at the Effective Time: Nicholas Daraviras, Edward DiPaolo, James Luikart, Samir Gibara, Cynthia Hostetler and John Kennedy. No director of the Company was removed for cause.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, the Amended and Restated Certificate of Incorporation of the Company was amended and restated to read in its entirety as set forth in Exhibit D to the Merger Agreement (the “Second Amended and Restated Certificate of Incorporation”). The Second Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated by reference herein.

Pursuant to the Merger Agreement, at the Effective Time, the Amended and Restated Bylaws of the Company were amended and restated to read the same as the Bylaws of Merger Sub as in effect immediately prior to the Effective Time, except to reflect that the name of the Company after the Effective Time will be “Edgen Group Inc.” (the “Second Amended and Restated Bylaws”) The Second Amended and Restated Bylaws are attached as Exhibit 3.2 hereto and incorporated by reference herein.

Item 8.01. Other Events

On November 20, 2013, the Company and Parent jointly issued a press release announcing completion of the Merger. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of October 1, 2013, by and among Edgen Group Inc., Sumitomo Corporation of America and Lochinvar Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on October 1, 2013).

3.1	Second Amended and Restated Certificate of Incorporation of Edgen Group Inc., effective as of November 20, 2013.

3.2	Second Amended and Restated Bylaws of Edgen Group Inc., effective as of November 20, 2013.

99.1	Press release of Edgen Group Inc. and Sumitomo Corporation of America dated November 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEN GROUP INC.

Date: November 20, 2013	By:	/s/ Daniel J. O’Leary

Name: Daniel J. O’Leary
Title: Chairman, President and CEO

EXHIBIT INDEX

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of October 1, 2013, by and among Edgen Group Inc., Sumitomo Corporation of America and Lochinvar Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on October 1, 2013).

3.1	Second Amended and Restated Certificate of Incorporation of Edgen Group Inc., effective as of November 20, 2013.

3.2	Second Amended and Restated Bylaws of Edgen Group Inc., effective as of November 20, 2013.

99.1	Press release of Edgen Group Inc. and Sumitomo Corporation of America dated November 20, 2013.